UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 14, 2016

UCP, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36001	90-0978085
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	99 Almaden Boulevard Suite 400 San Jose, California	95113
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 207-9499

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

On October 14, 2016, in connection with the Notes Offering described in Item 8.01 below, UCP, Inc. (the “Company”) is disclosing certain information to prospective investors in a confidential preliminary offering memorandum dated October 14, 2016 (the “Preliminary Offering Memorandum”). Although complete financial information is not yet available, the Preliminary Offering Memorandum includes preliminary estimates of certain financial results of the Company for the three and nine months ended September 30, 2016. This information, together with certain related updates regarding lot inventory as of September 30, 2016 and a potential new secured revolving credit facility, is included under the section of the Preliminary Offering Memorandum captioned “Summary—Recent Developments,” a copy of which is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 8.01.    Other Events.

On October 14, 2016, the Company issued a press release made pursuant to Rule 135c promulgated under the Securities Act of 1933, as amended (the “Securities Act”), announcing that its wholly-owned subsidiaries UCP, LLC and UCP Finance Corp. intend to commence a private offering (the “Notes Offering”), subject to market and other conditions, of $200.0 million aggregate principal amount of their Senior Notes due 2021 (the “Notes”). A copy of the press release announcing the Notes Offering is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

The Notes and the related subsidiary guarantees will be offered in the United States only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act, and outside the United States only to certain non-U.S. persons pursuant to Regulation S under the Securities Act. The Notes and the related subsidiary guarantees have not been and will not be registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

This report shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any offer, solicitation or sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Any offer of the Notes will be made only by means of the Preliminary Offering Memorandum.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Information contained under the section captioned “Summary—Recent Developments” from the Preliminary Offering Memorandum dated October 14, 2016 in connection with the Notes Offering

99.2	Press Release of UCP, Inc. dated October 14, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 14, 2016	UCP, INC.

	By:	/s/ James M. Pirrello
James M. Pirrello
Chief Financial Officer, Chief Accounting Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Information contained under the section captioned “Summary—Recent Developments” from the Preliminary Offering Memorandum dated October 14, 2016 in connection with the Notes Offering

99.2	Press Release of UCP, Inc. dated October 14, 2016